Exhibit 10.1

FORWARD PURCHASE AGREEMENT CONFIRMATION AMENDMENT

THIS FORWARD PURCHASE AGREEMENT CONFIRMATION AMENDMENT, dated as of February 14, 2024 (this “Amendment”), is entered into by and among (i) Meteora Capital Partners, LP (“MCP”) (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”) and (iii) Meteora Strategic Capital, LLC (“MSC”) (with MCP, MSTO and MSC collectively as “Seller”) and (iv) New Horizon Aircraft Ltd. d/b/a Horizon Aircraft, a British Columbia company (“HOVR” or “Target” and formerly known as Pono Capital Three, Inc., a Cayman Islands exempted company, “PTHR”).

Reference is hereby made to the OTC Equity Prepaid Forward Transaction, dated as of August 15, 2023 (as may be amended from time to time, the “Confirmation”), by and between Seller, PTHR and HOVR. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Confirmation.

On January 12, 2024, HOVR and PTHR completed the Business Combination, and accordingly, the Seller delivered a Pricing Date Notice to commence the Transaction.

1. Amendment: The parties hereto agree to amend the Confirmation as follows:

a. The Section titled “Prepayment Shortfall” shall be deleted in its entirety and replaced with the following:

Prepayment Shortfall:	An amount in USD equal to 5.0% of the product of the Recycled Shares and the Initial Price; paid by Seller to Counterparty on the Prepayment Date (which amount shall be netted from the Prepayment Amount). Additionally, Counterparty shall have the option, at its sole discretion, at any time up to forty-five (45) calendar days prior to the Valuation Date, to request up to $5,000,000 of Prepayment Shortfall via twenty (20) distinct written requests to Seller in the amount of $250,000 (each an “Additional Shortfall Request”), provided Counterparty shall only be able to make an Additional Shortfall Request provided the (i) Seller has recovered 120% of the prior Additional Shortfall Request, if any, via Shortfall Sales as further described in the Section titled “Prepayment Shortfall Consideration” and (ii) the VWAP Price over the ten (10) trading days prior to an Additional Shortfall Request multiplied by the then current Number of Shares (excluding unregistered shares) held by Seller less Shortfall Sale Shares be at least seven (7) times greater than the Additional Shortfall Request ((i) and (ii) collectively as the “Equity Conditions”). Notwithstanding the foregoing, Seller, in its sole discretion, may waive the Equity Conditions for each Additional Shortfall Request, if applicable, in writing to Counterparty.

b. The Section titled “Prepayment Shortfall Consideration” shall be deleted in its entirety and replaced with the following:

Prepayment Shortfall Consideration:	At any time, Seller in its sole discretion may sell Recycled Shares at any sales price or exercise Shortfall Warrants on a cashless basis and sell the underlying Shortfall Warrant Shares at any sales price, without payment by Seller of any Early Termination Obligation (as defined below) until such time as the proceeds from such sales equal 120% of the Prepayment Shortfall (as set forth under Shortfall Sales below) (such sales, “Shortfall Sales,” and such Shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions herein applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered hereunder, and (b) an Optional Early Termination, subject to the terms and conditions herein applicable to Terminated Shares, when an OET Notice (as defined below) is delivered hereunder, in each case the delivery of such notice in the sole discretion of the Seller. For the avoidance of doubt and notwithstanding anything to the contrary herein, Seller shall not be liable for any Settlement Amount payment with respect to the Shortfall Sale Shares.

c. The Section titled “Shortfall Sales” shall be deleted in its entirety and replaced with the following:

Shortfall Sales:	From time to time and on any date following the Trade Date (any such date, a “Shortfall Sale Date”) and subject to the terms and conditions below, Seller may, in its absolute discretion, at any sales price, sell Shortfall Sale Shares, and in connection with such sales, Seller shall provide written notice to Counterparty (the “Shortfall Sale Notice”) no later than the later of (a) the fifth Local Business Day following the Shortfall Sales Date and (b) the first Payment Date after the Shortfall Sales Date, specifying the quantity of the Shortfall Sale Shares and the allocation of the Shortfall Sale Proceeds. Seller shall not have any Early Termination Obligation in connection with any Shortfall Sales. Without Seller’s prior written consent, the Counterparty covenants and agrees from the date hereof until the Valuation Date not to issue, sell or offer or agree to sell any Shares, or securities or debt that is convertible, exercisable or exchangeable into Shares, including under any existing or future equity line of credit, until the Shortfall Sales equal the total potential Prepayment Shortfall, including all Additional Shortfall Requests, whether requested by Counterparty or otherwise.

d. The following Section shall be added:

Shortfall Warrants:	Seller in its sole discretion may request (in one or more requests) warrants of the Counterparty exercisable for Shares in an amount equal to the lesser of (a) 10,000,000 and (b) 19.99% of the currently outstanding Class A common stock (the “Shortfall Warrants,” and the Shares underlying the Shortfall Warrants, the “Shortfall Warrant Shares”). The Shortfall Warrants shall (i) have an exercise price equal to the Reset Price (except in the case of Shortfall Sales, under which the exercise price shall be zero) and (ii) expire on the Valuation Date. The Form of Shortfall Warrant shall be agreed upon by the parties hereto within 15 days of the date hereof.

e. The Section titled “Share Registration” shall be deleted in its entirety and replaced with the following:

Share Registration:

Within 30 days after receipt of a written request of Seller (the “Registration Request”), which request may be made no earlier than the Trade Date (as defined above) and no later than the Valuation Date, Counterparty shall file (at Counterparty’s sole cost and expense) with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement registering the resale of all shares held by the Seller, including the Recycled Shares, Share Consideration Shares, Shortfall Warrants, the Shortfall Warrant Shares and any Additional Shares (the “Registration Statement”), and have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earliest of (i) the 90th calendar day (or 120th calendar day if the Commission notifies the Counterparty that it will “review” the Registration Statement) following the date of the Registration Request (provided, however, that in the event the Commission issues any written rules related to special purpose acquisition companies that would reasonably effect the timing of the effectiveness of the Registration Statement and such rules become effective following the date hereof and prior to the effectiveness of the Registration Statement, such number of calendar days in this subsection (i) shall be changed to the 120th calendar day (or 180th calendar day if the Commission notifies the Counterparty that it will “review” the Registration Statement) and (ii) the 5th Local Business Day after the date the Counterparty is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (each respective date as described above, the “Effectiveness Deadline”); provided, that (x) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (y) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days that the Commission remains closed for. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two Local Business Days thereafter, the Counterparty shall file the final prospectus under Rule 424 of the Securities Act of 1933, as amended containing a “plan of distribution” reasonably agreeable to Seller.

Counterparty shall not identify Seller as a statutory underwriter in the Registration Statement unless requested by the Commission. In the event that the SEC asks that Seller be identified as a statutory underwriter, Seller shall have the option, in its sole discretion and without any breach of this provision or without any Registration Failure deemed to have occur, to remove its shares from the Registration Statement. The Counterparty will use its reasonable best efforts to keep the Registration Statement covering the resale of the shares as described above continuously effective (except for customary blackout periods, up to three times per year and for a total of up to 90 calendar days (and not more than 45 calendar days in an occurrence), if and when the Counterparty is in possession of material non-public information the disclosure of which, in the good faith judgment of the Counterparty’s board of directors, would be prejudicial, and the Counterparty agrees to promptly notify Seller of any such blackout determination) until all such shares have been sold or may be transferred without any restrictions, including the requirement for the Counterparty to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or the volume and manner of sale limitations under Rule 144(e), (f) and (g) under the Securities Act; provided that Counterparty covenants and agrees to make all necessary filings, amendments, supplements and submissions in furtherance of the foregoing, including to register all of Seller’s Shares and Shortfall Warrants, including the Shortfall Warrant Shares underlying such Shortfall Warrants for resale; provided further, that it shall be a “Registration Failure” if (a) the Registration Statement covering all of the shares described above in this section is not declared effective after the 90th calendar day (or 120th calendar day if the Commission notifies the Counterparty that it will “review” the Registration Statement) after the Trade Date (provided, however, that in the event the Commission issues any written rules related to special purpose acquisition companies that would reasonably effect the timing of the effectiveness of the Registration Statement and such rules become effective following the date hereof and prior to the effectiveness of the Registration Statement, such number of calendar days in this subsection (i) shall be changed to the 120th calendar day (or 180th calendar day if the Commission notifies the Counterparty that it will “review” the Registration Statement) and or (b) the Registration Statement after it is declared effective ceases to be continuously effective (subject to the blackout periods as indicated above) as set forth in the preceding sentence for more than 120 consecutive calendar days; provided, that (x) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (y) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days that the Commission remains closed for. Notwithstanding the foregoing, no Registration Failure will be deemed to have occurred with respect to any Shares that may be transferred at such time under Rule 144 (without volume or manner of sale limitations), so long as the Counterparty is in compliance with the requirements of Rule 144 (c)(1) and (i)(2), if applicable.

Seller will promptly deliver customary representations and other documentation reasonably acceptable to the Counterparty, its counsel and/or its transfer agent in connection with the Registration Statement, including those related to selling stockholders, and to respond to SEC comments. If requested by Seller, the Counterparty shall remove or instruct its transfer agent to remove any restrictive legend with respect to transfers under the Securities Act from any and all Shares held by Seller if (1) the Registration Statement is and continues to be effective under the Securities Act, (2) such Shares are sold or transferred pursuant to Rule 144 under the Securities Act (subject to all applicable requirements of Rule 144 being met), or (3) such Shares are eligible for sale under Rule 144, without the requirement for the Counterparty to be in compliance with the current public information required under Rule 144(c)(1) or the volume and manner of sale limitations under Rule 144(e), (f) and (g) under the Securities Act; provided in the case of (1), (2) or (3) that Seller shall have timely provided customary representations and other documentation reasonably acceptable to the Counterparty, its counsel and/or its transfer agent in connection therewith. Any reasonable and documented fees (with respect to the transfer agent, Counterparty’s counsel or otherwise) associated with the issuance of any legal opinion required by the Counterparty’s transfer agent or the removal of such legend shall be borne by the Counterparty. If a legend is no longer required pursuant to the foregoing, the Counterparty will, no later than five Local Business Days following the delivery by Seller to the Counterparty or the transfer agent (with notice to the Counterparty) of customary representations and other documentation reasonably acceptable to the Counterparty, its counsel and/or its transfer agent, remove the restrictive legend related to the book entry account holding the Shares and make a new, unlegended book entry for the Shares.

Notwithstanding the registration obligations set forth in this Share Registration section, in the event the Commission informs the Counterparty that all of the Shares cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Counterparty agrees to promptly (i) inform Seller and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission and/or (ii) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to the Counterparty for such registration statement, on such other form available to register for resale the Shares as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Counterparty shall use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Shares in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Counterparty used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of the Shares), unless otherwise directed in writing by a selling stockholder as to its securities to register fewer securities, the number of securities to be registered on such Registration Statement will be reduced on a pro rata basis among all selling stockholders named in such Registration Statement (except that such pro rata reduction shall not apply with respect to any securities the registration of which is necessary to satisfy applicable listing rules of a national securities exchange). In the event the Counterparty amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Counterparty will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Counterparty or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale that portion of Shares that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement, and to use commercially reasonable efforts to seek effectiveness of the New Registration Statement, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided, that the Additional Effectiveness Deadline shall be extended to ninety (90) calendar days (or one hundred twenty (120) calendar days if the Commission notifies the Counterparty that it will “review” the New Registration Statement) if such New Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that the Counterparty shall have such Registration Statement declared effective within five (5) Business Days after the date the Counterparty is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such New Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (x) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (y) if the Commission is closed for operations due to a government shutdown, the Additional Effectiveness Deadline shall be extended by the same number of Business Days that the Commission remains closed for. For the avoidance of doubt, any such amendments to or withdrawal of the Registration Statement or filing of the New Registration Statement shall not constitute a Registration Failure.

2. No Other Amendments. All other terms and conditions of the Confirmation and Prior Amendments shall remain in full force and effect and the Confirmation shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

3. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

4. Ratification. The terms and provisions set forth in this Amendment modify and supersede all inconsistent terms and provisions set forth in the Confirmation and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Confirmation are ratified and confirmed and continue in full force and effect. All parties hereby agree that the Confirmation and Prior Amendments, as amended by this Amendment, shall continue to be legal, valid, binding and enforceable in accordance with their terms.

5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

METEORA STRATEGIC CAPITAL, LLC;

METEORA SELECT TRADING
OPPORTUNITIES MASTER, LP; AND

METEORA CAPITAL PARTNERS, LP

By:	/s/ Vik Mittal
	Name:	Vik Mittal
	Title:	Managing Member

NEW HORIZON AIRCRAFT LTD. D/B/A HORIZON AIRCRAFT

By:	/s/ E. Brandon Robinson
	Name:	E. Brandon Robinson
	Title:	Chairman / CEO
	Date:	14 Feb 2024

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